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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2002




                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)




         ILLINOIS                   0-17363                       36-3442829
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)



                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)



       Registrant's telephone number, including area code: (847) 967-1010



                                       N/A
          (Former name or former address, if changed since last report)


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                               LIFEWAY FOODS, INC.

                                      INDEX





ITEM 5.  OTHER INFORMATION ............................................ 3


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS ............................ 3


ITEM 9.  REGULATION FD DISCLOSURE ..................................... 3



















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                               LIFEWAY FOODS, INC.


ITEM 5.  OTHER INFORMATION

         On November 21, 2002, pursuant to a resolution of its board of directors and Section 12.1 of its By-laws, Lifeway Foods, Inc. ("Lifeway") amended and restated its By-laws. The amendments relate to the composition of the board's audit committee and its functions and changing the number of directors from a fixed number, five, to a range of three to seven. The number of directors was enlarged to six by resolution. Ludmila Smolyansky, widow of founder Michael Smolyansky, was elected a director and as Chairperson of the Lifeway board.


ITEM 7.  EXHIBITS

         3.5 Amended and Restated By-laws of Lifeway Foods, Inc., adopted November 21, 2002.

         10.20 Stock Purchase Agreement between Lifeway Foods, Inc. and the estate of Michael Smolyansky, dated December 10, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On December 10, 2002, Lifeway executed a stock purchase agreement with the estate of Michael Smolyansky (the "Estate") to acquire 47,000 shares at a price of $7.20 per share for an aggregate of $338,400.00 of purchase consideration. Lifeway will acquire the shares pursuant to its stock repurchase program, previously announced in October 2002, which permits both open market and negotiated private purchases. The closing of the purchase is expected to occur on December 10, 2002. Lifeway will hold the repurchased shares as treasury stock. Following the closing of the transaction, the Estate will own 2,091,138 shares of Lifeway, or 49.6% of its then issued and outstanding shares.








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                               LIFEWAY FOODS, INC.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LIFEWAY FOODS, INC.


Date: December  10, 2002                     /s/ Julie Smolyansky
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                                             Julie Smolyansky
                                             Chief Executive Officer, President,
                                             Treasurer and Director (Principal
                                             Financial and Accounting Officer)












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